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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): November 29, 2000




                        MAX INTERNET COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)





       Nevada                        0-24273                    75-2715335
------------------------      --------------------          -------------------
(State of incorporation)      (Commission File No.)         (IRS Employer
                                                            Identification No.)




           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
           ---------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                 (214) 691-0055
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS .


         After the close of the markets on November 29, 2000, MAX Internet Communications, Inc. ("MAX") was notified by Millennium Partners, L.P., one of the holders of MAX' 6% Series C Convertible Preferred Stock, that it was requesting redemption of 32,000 shares of Series C Convertible Preferred Stock amounting to an aggregate redemption price of $3,840,000.00. On December 1, 2000, MAX issued the press release filed as Exhibit 99.1, which is incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.  The following Exhibits are filed as part of this report:


Exhibit No.                                     Description

99.1                                Press Release issued December 1, 2000.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 2000

                                     MAX INTERNET COMMUNICATIONS, INC.


                                     /s/ Robert F. Kuhnemund
                                     ------------------------------------------
                                     Chief Executive Officer and Chairman



                                INDEX TO EXHIBITS


Exhibit No.                             Description
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
   99.1                  Press Release issued December 1, 2000.



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